UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2024

Aon plc

(Exact name of Registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland	D01 K0Y8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 25, 2024, Aon plc, an Irish public limited company (the “Company” or “Aon”), Randolph Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Acquirer”), and Randolph Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Acquirer (“Merger Sub”), NFP Intermediate Holdings A Corp., a Delaware corporation (“NFP”), and NFP Parent Co, LLC, a Delaware limited liability company (“NFP Seller”), completed the transactions contemplated by the Agreement and Plan of Merger (“the Merger Agreement”) by and among the Company, Acquirer, Merger Sub, NFP and NFP Seller.

Pursuant to the terms of the Merger Agreement, NFP merged with and into Merger Sub, with NFP continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Acquirer (the “First Merger”). Immediately following the First Merger, and as part of the overall same transaction, the Surviving Corporation merged with and into Acquirer, with Acquirer continuing as the surviving corporation and as an indirect, wholly owned subsidiary of the Company (the “Second Merger”, and together with the First Merger, the “Mergers”).

On April 25, 2024, the Company issued a press release announcing the closing of the Mergers.

In connection with the Mergers, on April 25, 2024, the Company issued a press release announcing the early settlement date (the “Early Settlement Date”) for the previously disclosed cash tender offers (the “Tender Offers”) by Acquirer to purchase any and all of the outstanding 6.875% Senior Notes due 2028, 4.875% Senior Secured Notes due 2028, 7.500% Senior Secured Notes due 2030 and 8.500% Senior Secured Notes due 2031 (collectively, the “Notes”), each issued by NFP Corp., a Delaware corporation and, after giving effect to the Mergers, a wholly owned subsidiary of Acquirer. The press release also announced (i) the total consideration to be paid to holders of the 7.500% Senior Secured Notes due 2030 and the 8.500% Senior Secured Notes due 2031 in the Tender Offers and (ii) that Acquirer intends to redeem all Notes that remain outstanding after the settlement of the Tender Offers on the Early Settlement Date.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated April 25, 2024.

99.2	Press Release, dated April 25, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC

Date: April 25, 2024	By:	/s/ Darren Zeidel
	Name:	Darren Zeidel
	Title:	Executive Vice President, General Counsel and Company Secretary